UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  August 4, 2005

NUVIM, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-51359	13-4083851
(Commission File Number)	(IRS Employer Identification No.)

12 Route 17 North, Suite 210 Paramus, NJ	07652
(Address of Principal Executive Offices)	(Zip Code)

(201) 556-1010

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4©)

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers, Election of Directors; Appointment of Principal Officers.

On August 4, 2005, Donald F. Farley resigned from the Board of Directors of Nuvim, Inc., effective immediately. The Board will begin a search for a replacement for Mr. Farley. Mr. Farley has served on the Company’s Board since inception, and his resignation was unrelated to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

NUVIM, INC.
By:	/s/ Michael Vesey Michael Vesey Chief Financial Officer

Date: August 10, 2005